Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports Second Quarter Fiscal 2020 Financial Results

NEWARK, CA – April 7, 2020 – SMART Global Holdings, Inc. (“SMART” or the “Company”) (NASDAQ: SGH), today reported financial results for the second quarter of fiscal 2020 ended February 28, 2020.

Second Quarter Fiscal 2020 Highlights:

•	Net sales of $272.0 million
•	GAAP net income (loss) of ($9.7) million, or ($0.41) per share
•	Non-GAAP net income of $12.8 million, or $0.52 per share
•	Adjusted EBITDA of $22.3 million
•	Increased cash and equivalents to $141.9 million

“In the second quarter of fiscal 2020, we generated financial results above the midpoint of our guidance range driven by excellent performance from our team members along with better than expected performance from both our Specialty Memory and Brazil businesses,” commented Ajay Shah, Chairman and CEO.  “Despite the challenges we all face during the COVID-19 crisis, we remain optimistic about the longer-term positioning of our businesses.”

“During the quarter we significantly improved our capital structure through the issuance of $250 million of convertible senior notes in a private placement, the majority of the proceeds of which we used to pay down our existing, higher interest rate debt, thereby recapitalizing our balance sheet, lowering our interest expense, eliminating quarterly principal payments and extending the debt maturity,” added Jack Pacheco, COO and CFO.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q2 FY20	Q1 FY20	Q2 FY19	Q2 FY20	Q1 FY20	Q2 FY19
Net sales	$272.0	$272.0	$304.1	$272.0	$272.0	$304.1
Gross profit	$51.5	$54.3	$57.1	$52.9	$55.7	$57.8
Operating income	$8.2	$5.9	$22.5	$17.3	$18.2	$27.7
Net income	$(9.7)	$0.2	$12.8	$12.8	$13.4	$18.0
Diluted earnings per share (EPS)	$(0.41)	$0.01	$0.55	$0.52	$0.55	$0.77

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the second quarter of fiscal 2020 ending February 28, 2020. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$270 to $300 million
Gross Margin - GAAP / Non-GAAP	20% to 22%
Diluted EPS - GAAP*	$0.33 ± $0.05

Share-based compensation per share	$0.20
Intangible amortization per share	$0.15

Diluted EPS - Non-GAAP*	$0.68 ± $0.05

Expected diluted share count	24.6 million

        *EPS does not include any potential loss from the mark to market of the capped call

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 5089819.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 5089819.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations or in global markets as a result of the outbreak of COVID-19; trade regulations and relations; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, loss on extinguishment of debt, capped call mark to market (MTM) adjustment, integration expenses, acquisition-related expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, loss on extinguishment of debt, capped call MTM adjustment, convertible debt original issue discount (OID), integration expenses, acquisition-related expenses and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS a foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The Company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The Company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing.  SMART operates in three primary product areas: Specialty Memory products, Brazil products and Specialty Compute and Storage Solutions.

See www.smartgh.com, www.smartm.com, www.smartembedded.com, www.smartsscs.com and www.penguincomputing.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 28, 2020	November 29, 2019	March 1, 2019	February 28, 2020	March 1, 2019
Net sales:
Specialty Memory Products	$111,455	$103,529	$115,608	$214,984	$255,557
Brazil Products	97,700	93,999	147,111	191,699	346,390
Specialty Compute and Storage Solutions	62,887	74,490	41,344	137,377	95,995
Total net sales	272,042	272,018	304,063	544,060	697,942
Cost of sales (1)(2)	220,536	217,698	246,932	438,234	555,742
Gross profit	51,506	54,320	57,131	105,826	142,200
Operating expenses:
Research and development (1)	14,702	14,886	11,238	29,588	23,054
Selling, general and administrative (1) (2)	28,648	33,553	23,442	62,201	48,896
Total operating expenses	43,350	48,439	34,680	91,789	71,950
Income from operations	8,156	5,881	22,451	14,037	70,250
Other income (expense):
Interest expense, net	(4,150)	(4,492)	(5,273)	(8,642)	(11,148)
Other income (expense):	(12,386)	(840)	252	(13,226)	(3,077)
Total other expense	(16,536)	(5,332)	(5,021)	(21,868)	(14,225)
Income (loss) before income taxes	(8,380)	549	17,430	(7,831)	56,025
Provision for income taxes	1,340	325	4,644	1,665	12,263
Net income (loss)	$(9,720)	$224	$12,786	$(9,496)	$43,762

Earnings per share:
Basic	$(0.41)	$0.01	$0.56	$(0.40)	$1.93
Diluted	$(0.41)	$0.01	$0.55	$(0.40)	$1.88
Shares used in computing per-share calculation:
Basic	23,906	23,713	22,872	23,809	22,733
Diluted	23,906	24,286	23,359	23,809	23,314

(1) Includes share-based compensation expense as follows:
Cost of sales	$731	$730	$607	$1,461	$1,152
Research and development	783	744	660	1,527	1,294
Selling, general and administrative	3,133	4,482	2,881	7,615	5,757
Total stock-based compensation expense	$4,647	$5,956	$4,148	$10,603	$8,203

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$647	$98	$1,294	$114
Selling, general and administrative	2,766	2,766	961	5,533	1,922
Total amortization expense	$3,413	$3,413	$1,059	$6,827	$2,036

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 28, 2020	November 29, 2019	March 1, 2019	February 28, 2020	March 1, 2019
Reconciliation of gross profit:
GAAP gross profit	$51,506	$54,320	$57,131	$105,826	$142,200
GAAP gross margin	18.9%	20.0%	18.8%	19.5%	20.4%
Add: Share-based compensation included in cost of sales	731	730	607	1,461	1,152
Add: Amortization of intangible assets	647	647	98	1,294	114
Non-GAAP gross profit	$52,884	$55,697	$57,836	$108,581	$144,097
Non-GAAP gross margin	19.4%	20.5%	19.0%	20.0%	20.6%

Reconciliation of operating expenses:
GAAP operating expenses	$43,350	$48,439	$34,680	$91,789	$71,950
Less: Share-based compensation expense included in opex
Research and development	783	744	660	1,527	1,294
Selling, general and administrative	3,133	4,482	2,881	7,615	5,757
Total	3,916	5,226	3,541	9,142	7,051
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,766	2,766	961	5,532	1,922
Total	2,766	2,766	961	5,532	1,922
Less: Legal fees - term loan (payment holiday)	—	—	—	—	126
Less: Acquisition-related costs	—	946	—	946	1,423
Less: Integration expenses	1,040	2,052	—	3,092	—
Non-GAAP operating expenses	$35,628	$37,449	$30,178	$73,077	$61,428

Reconciliation of income from operations:
GAAP income from operations	$8,156	$5,881	$22,451	$14,037	$70,250
GAAP operating margin	3.0%	2.2%	7.4%	2.6%	10.1%
Add: Share-based compensation expense	4,647	5,956	4,148	10,603	8,203
Add: Amortization of intangible assets	3,413	3,413	1,059	6,826	2,036
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	946	—	946	1,423
Add: Integration expenses	1,040	2,052	—	3,092	—
Non-GAAP income from operations	$17,256	$18,248	$27,658	$35,504	$82,038
Non-GAAP operating margin	6.3%	6.7%	9.1%	6.5%	11.8%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 28, 2020	November 29, 2019	March 1, 2019	February 28, 2020	March 1, 2019
Reconciliation of income (loss) before income taxes:
GAAP income (loss) before income taxes	$(8,380)	$549	$17,430	$(7,831)	$56,025
Add: Share-based compensation expense	4,647	5,956	4,148	10,603	8,203
Add: Amortization of intangible assets	3,413	3,413	1,059	6,826	2,036
Add: Legal fees - term loan (payment holiday)	—	—	—	—	126
Add: Acquisition-related costs	—	946	—	946	1,423
Add: Integration expenses	1,040	2,052	—	3,092	—
Add: Extinguishment of term loan	6,630	—	—	6,630	—
Add: Capped call MTM adjustment	4,795	—	—	4,795	—
Add: Convertible debt discount OID	399	—	—	399	—
Add: Foreign currency (gains)/losses	1,191	911	(47)	2,102	3,337
Non-GAAP income before income taxes	$13,735	$13,827	$22,590	$27,562	$71,150

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$1,340	$325	$4,644	$1,665	$12,263
GAAP effective tax rate	-16.0%	59.2%	26.6%	-21.3%	21.9%
Less: Goodwill tax credit	484	—	—	484	—
Tax effect of adjustments to GAAP results	(119)	(91)	5	(210)	(333)
Non-GAAP provision for income taxes	$975	$416	$4,639	$1,391	$12,596
Non-GAAP effective tax rate	7.1%	3.0%	20.5%	5.0%	17.7%

Reconciliation of net income (loss) and earnings per share (diluted):
GAAP net income (loss)	$(9,720)	$224	$12,786	$(9,496)	$43,762
Adjustments to GAAP net income:
Share-based compensation	4,647	5,956	4,148	10,603	8,203
Amortization of intangible assets	3,413	3,413	1,059	6,826	2,036
Legal fees - term loan (payment holiday)	—	—	—	—	—
Acquisition-related costs	—	946	—	946	1,423
Integration expenses	1,040	2,052	—	3,092	—
Extinguishment of term loan	6,630	—	—	6,630	—
Capped call MTM adjustment	4,795	—	—	4,795	—
Convertible debt discount OID	399	—	—	399	—
Goodwill tax credit	484	—	—	484	—
Contingent consideration fair value adjustment	—	—	—	-	—
Foreign currency (gains)/losses	1,191	911	(47)	2,102	3,337
Tax effect of items excluded from non-GAAP results	(119)	(91)	5	(210)	(333)
Non-GAAP net income	$12,760	$13,411	$17,951	$26,171	$58,428

Shares used in computing earnings per share (diluted)	24,567	24,286	23,359	24,440	23,314
Non-GAAP earnings per share (diluted)	$0.52	$0.55	$0.77	$1.07	$2.51

GAAP earnings per share (diluted)	$(0.41)	$0.01	$0.55	$(0.40)	$1.88

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended				Six Months Ended
	February 28, 2020	November 29, 2019		March 1, 2019	February 28, 2020	March 1, 2019
GAAP net income	$(9,720)	$224		$12,786	$(9,496)	$43,762
Share-based compensation expense	4,647	5,956		4,148	10,603	8,203
Amortization of intangible assets	3,413	3,413		1,059	6,826	2,036
Interest expense, net	4,150	4,492		5,273	8,642	11,148
Provision for income tax	1,340	325		4,644	1,665	12,263
Depreciation	6,021	6,131		5,868	12,152	11,299
Legal fees - term loan (payment holiday)	—	—		—	—	126
Acquisition-related costs(1)	—	946		—	946	1,423
Integration expenses	1,040	2,052		—	3,092	—
Extinguishment of term loan	6,630	—	#	—	6,630	—
Capped call MTM adjustment	4,795	—		—	4,795	—
Adjusted EBITDA	$22,316	$23,539		$33,778	$45,855	$90,260

(1) Amounts in FY20 & FY19 related to acquisitions of new business, SMART EC & Wireless (July 2019) and Penguin Computing (June 2018).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	February 28,	August 30,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$141,860	$98,139
Accounts receivable, net	217,361	217,433
Inventories	161,407	118,738
Prepaid expenses and other current assets	29,279	37,950
Total current assets	549,907	472,260
Property and equipment, net	59,029	68,345
Operating lease right-of-use assets	28,665	—
Other noncurrent assets	29,991	12,784
Intangible assets, net	62,498	69,325
Goodwill	78,347	81,423
Total assets	$808,437	$704,137
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$217,256	$164,866
Accrued liabilities	58,425	48,980
Current portion of long-term debt	1,546	24,054
Total current liabilities	277,227	237,900
Long-term debt	191,593	182,450
Long-term operating lease liabilities	24,440	—
Other long-term liabilities	8,126	10,327
Total liabilities	501,386	430,677
Shareholders’ equity:
Ordinary shares	723	712
Additional paid-in capital	350,086	285,994
Accumulated other comprehensive loss	(198,882)	(177,866)
Retained earnings	155,124	164,620
Total shareholders’ equity	307,051	273,460
Total liabilities and shareholders’ equity	$808,437	$704,137

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Six Months Ended
	February 28, 2020	November 29, 2019	March 1, 2019	February 28, 2020	March 1, 2019
Cash flows from operating activities:
Net income (loss)	$(9,720)	$224	$12,786	$(9,496)	$43,762
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,435	9,544	6,927	18,979	13,335
Share-based compensation	4,647	5,956	4,148	10,603	8,203
Provision for doubtful accounts receivable and sales returns	(100)	73	34	(27)	(70)
Deferred income tax benefit	610	(970)	(650)	(360)	(247)
Loss on disposal of property and equipment	(18)	(42)	(4)	(60)	(1)
Loss on mark-to-market derivatives	4,795	—	—	4,795	—
Loss on extinguishment of debt	6,630	—	—	6,630	—
Amortization of debt discounts and issuance costs	1,047	734	694	2,282	—
Amortization of operating lease right-of-use assets	1,168	1,114	—
Change in fair value of contingent consideration	—	-	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	9,198	(13,688)	5,669	(4,490)	(83,772)
Inventories	(3,343)	(42,206)	17,084	(45,549)	47,660
Prepaid expenses and other assets	1,386	5,110	7,424	6,496	4,242
Accounts payable	(3,782)	60,438	(17,017)	56,656	31,557
Operating lease liabilities	(1,058)	(1,082)	—	(2,140)	-
Accrued expenses and other liabilities	2,439	62	1,959	2,501	8,358
Net cash provided by (used in) operating activities	23,334	25,267	39,054	48,601	74,406
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(4,210)	(5,158)	(6,232)	(9,368)	(19,616)
Proceeds from sale of property and equipment	54	42	32	96	53
Acquisitions of business, net of cash acquired	—	-	(148)	-	(148)
Net cash used in investing activities	(4,156)	(5,116)	(6,348)	(9,272)	(19,711)
Cash flows from financing activities:
Long-term debt payment	(797)	(6,435)	(1,712)	(7,232)	(3,369)
Purchase of capped call	(21,825)	—	—	(21,825)	—
Proceeds from convertible notes due 2026, net of discount	243,125	—	—	243,125	—
Payment for extinguishment of long-term debt	(204,904)	—	—	(204,904)	—
Proceeds from borrowings under revolving line of credit	6,000	12,500	64,000	18,500	168,000
Repayments of borrowings under revolving line of credit	(6,000)	(12,500)	(64,000)	(18,500)	(168,000)
Proceeds from issuance of ordinary shares from share option exercise	641	1,166	1,071	1,807	3,473
Proceeds from issuance of ordinary shares from ESPP	—	1,242	—	1,242	968
Withholding tax on restricted stock units	(351)	(20)	(219)	(371)	(219)
Net cash provided by (used in) financing activities	15,889	(4,047)	(860)	11,842	853
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	(4,596)	(2,854)	374	(7,450)	2,392
Net increase (decrease) in cash, cash equivalents and restricted cash *	30,471	13,250	32,220	43,721	57,940
Cash, cash equivalents and restricted cash at beginning of period *	111,389	98,139	62,954	98,139	37,234
Cash, cash equivalents and restricted cash at end of period *	$141,860	$111,389	$95,174	$141,860	$95,174

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com